EXHIBIT 99.1

Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, including the effects of international crises, acts of terrorism and public health issues, competition, demand for our products and services, programming availability, timeliness and quality, technological developments by competitors, developmental costs, difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, potential effects of litigation, risks of expansion into new markets, risks related to the security of our data systems, and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Interactive Room Base Surpassed One Million Rooms ~ 38.5 million room months under contract Landmark Agreements with Ritz-Carlton & Starwood Operating Income up 75%; Net Loss Reduced by 66% Pre-Expansion Cash Flow up 10% to $37.2 million Post-Expansion Cash Flow up 105% to $12.8 million Financial Highlights of 2005 FINANCIAL HIGHLIGHTS

Average Contract Length 6.5 Years Annual Revenue $ 316 Annual Cash Flow $ 132 Total Cash Flow Over Life $ 858 Average Capital Investment $ 341 Payback Period 2.6 Years Cash-on-Cash Return 38.7% Q4 2005 TTM Single Room Economics Digital New * Revenue, cash flow and capital based on TTM December '05 actual results INTERACTIVE DIGITAL SYSTEM

New Installation Digital Capital per Room 2000 423 2001 456 2002 439 2003 405 2004 364 Q2 2003 408 Q3 2003 396 Q4 2003 391 Q1 2004 382 Q2 2004 373 Q3 2004 375 Q4 2004 341 Q1 2005 351 Q2 2005 335 Q3 2005 321 2005 340 TAPE $423 $456 $439 $405 DIGITAL DIGITAL DIGITAL DIGITAL $364 Market Segmentation Product Segmentation Engineering Developments Capital Reductions From: $340 DIGITAL DIG DIGITAL INTERACTIVE DIGITAL SYSTEM

2000 423 2001A 0.14 2002 0.3 0 2003 0.42 0 2004 0.52 0 2005 0.63 0 2006E 0.75 2007P 0.9 Digital Share of Total Guest Pay Room Base GROWING INFLUENCE OF DIGITAL

STRATEGY Expand Interactive TV & Broadband Networks Increase Guestroom Revenue & Gross Profit Increase Profitability of Business Model Generate Increasing Levels of Cash Flow Diversify Revenue Sources Business Strategy

Size Of Lodging Network Large MSO - 300 Million Guests Annually Network Of "Edge Servers" Terabyte Servers in Digital Hotels Other "Download" Opportunities Content Management System Supports Network Nationwide Service Network Interactive/Digital TV Expertise STRATEGY Strategic Assets

Starwood Chooses LodgeNet - Sole Preferred Provider Strategic Alliance Agreement Approximately 134,000 rooms in 380 properties - Currently Serving 78,000 New Systems Include: - LodgeNet SIGNETURE(r) HDTV - Unique Starwood "Look and Feel" - Hotel SportsNetSM (where applicable) Factored Within 2006 Capital Investment Guidance

Ritz-Carlton Chooses LodgeNet for HDTV Solution Exclusive Master Services Agreement 11,000 Rooms Renewed Through 2011 New Systems Include: LodgeNet SIGNETURE(r) TV HDTV Investment by Hotel Barry Shuler, Sr. VP IT Strategy for Marriott International: "LodgeNet's solution gives us a solid foundation for meeting our high standards and those of our guests today and into the future as the company continues to pursue innovations"

Growth Initiatives: Digital Platform Focused GROWTH INITIATIVES Healthcare Initiative 2005 Success: 9 Contracts 2006 Goal: 20 Additional Contracts Advertising Initiative Outstanding Guest Demographics Multiple Marketing Points IdleAire Initiative On-Demand Movies To Travel Centers Cash Flow Without Capital

GROWTH Increasing Room Base and Revenue Generation IMPROVED PROFITABILITY Focusing on Operating Leverage within Business and Technology CASH FLOW GENERATION Managing Capital Investment Activities INVESTMENT THESIS

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 GP Interactive Rooms 400245 511851 596000 660000 725075 812149 876348 924643 974798 1001929 Total Rooms 516348 613407 703325 755000 806112 887830 952673 994127 1034605 1053806 1997 1999 2000 2001 1998 Driving Expansion of Interactive Room Base Largest Worldwide Hotel Provider - More Than One Million Rooms 2002 2003 GROWTH 2004 2005

(in millions) Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 254 258 262 266 269 250.1 266.4 275.8 293 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Steady Revenue Growth GROWTH $250 $285 - $293 $266 $276

2005 2004 % Change Movie Revenue $ 17.00 $ 17.39 -2.2% Other Interactive Services 5.53 5.47 1.1% Total Per Guest Pay Room $ 22.53 $ 22.86 -1.4% 2005 Revenue Analysis Less Popular Movie Titles in First Three Quarters TV Internet Enhancement Initiative -- $(0.15) Revenue; $0.16 Gross Profit Hurricane Katrina -- $(0.09) Per room per month GROWTH

Q4 2005 Q4 2004 % Change Movie Revenue $ 16.66 $ 16.37 1.8% Other Interactive Services 5.34 5.20 2.7% Total Per Guest Pay Room $ 22.00 $ 21.57 2.0% Q4 Revenue Analysis Digital Platform Installed in 63% of Rooms Increased Number and Quality of Movie Titles Top 10 Movies in Q4 '05 Outperformed Q4 '04 by 20% Per room per month GROWTH

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 85 86.7 87.7 89.2 90.2 90.5 85 90 92.3 97.5 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment $85.0 $90.0 $92.3 $94.0 - $97.5 GROWTH

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006E Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 6.5 12.9 22.7 28 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) 2003 2004 2006E Operating Income 2005 IMPROVED PROFITABILITY $6.5 $13.0 $22.7 $24.5 - $28.0

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 2003 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -32.8 -24.6 -22.7 -20.8 -18.2 -35.052 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 (in millions) 2003 2004 2006E Net Loss/Income $20.8 $35.0 $7.0 2005 $(1.0) - $2.5 IMPROVED PROFITABILITY

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 17.5 Cash Flow Net Of Investing $6.3 (in millions) $(5.1) $12.8 $14.5 - $17.5 CASH FLOW

Cash from Operations Analysis FY 2005 FY 2004 % Change Cash from Operations $ 64.3 $ 60.6 6.1% Corp Capital / Minor Extensions (13.0) (12.1) Digital Renewal Investment * (14.1) (14.6) Pre-Expansion Cash Flow 37.2 33.9 9.7% New Room Investment ** (24.3) (27.6) Post-Expansion Cash Flow $ 12.8 $ 6.3 104.8% *Digital Upgrade Rooms 53,740 51,516 4.3% **New Digital Rooms 71,303 75,932 - 6.1% (Dollar amounts in millions) CASH FLOW

Leverage Metrics Debt $ 292.0 $ 312.3 Debt Net of Cash $271.3 $287.3 Total Debt Leverage Ratio 3.2x 3.5x Net Debt Leverage Ratios 2.9x 3.2x YE 2005 Reduced Debt by $20 Million in 2005 Additional Debt Reduction of $10 Million in January, 2006 (in millions) CASH FLOW YE 2004

GROWTH Increasing Room Base and Revenue Generation IMPROVED PROFITABILITY Focusing on Operating Leverage within Business and Technology CASH FLOW GENERATION Managing Capital Investment Activities INVESTMENT THESIS

Current Valuation Metrics FY2005 Average Shares Outstanding 17,923 Cash from Operations $ 3.59 Pre-Expansion Cash Flow $ 2.07 Post-Expansion Cash Flow .72 Entity Value per Subscriber*(Room) $ 526 Entity Value/Adjusted OCF 5.7x (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands) * Calculation Based on 2/24/06 Share Price of $14.28

Copyright 2005 LodgeNet Entertainment Corporation All rights reserved.

(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income